Exhibit 99.01

The 17 th Annual BIO CEO & Investor Conference February 9, 2015

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995 : This presentation contains forward - looking statements as defined in Section 27 A of the Securities Act of 1933 as amended, and section 21 E of the Securities Exchange Act of 1934 , as amended . Such forward - looking statements are based upon Neuralstem , Inc . ’s management’s current expectations, estimates, beliefs, assumptions, and projections about Neuralstem’s business and industry . Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward - looking statements . In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . These forward - looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict . Therefore, our actual results could differ materially and adversely from those expressed in any forward - looking statements as a result of various risk factors . These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Neuralstem’s cash flow, market acceptance risks, technical development risks and other risk factors detailed in Neuralstem’s Securities and Exchange Commission filings . For links to SEC documents please visit the company’s Web site : neuralstem . com . 2 Neuralstem , Inc. Safe Harbor Statement

Neuralstem Overview Midbrain Neuralstem’s proprietary dual platform technology uses regionally specific neural stem cells for the development of CNS cell therapies and small molecule drug discovery. Neuralstem’s proprietary platform technology Transplantation Cell Therapies NSI - 566 Cell transplantation: Spinal Cord Delivery Platform Lead Indication: ALS Drug Screening Small Molecules NSI - 189 Novel neurogenic MOA, oral formulation Lead Indication: Major Depressive Disorder 3

Neuralstem Technology 4 • Discovered at NIH • Regionally specific CNS neural stem cells: brain and spinal cord • Fully characterized: • Expanded under defined conditions: no animal - derived reagents, serum or feeder cells • Reproducible differentiation: constitutive behavior of cells • FDA cGMP manufacturing • Worldwide patents Neuralstem's technology enables the isolation, expansion and controlled differentiation of neural stem cells into mature, physiologically relevant human neurons and glial cells. Spinal Cord Hippocampus GABAergic Cholingergic Midbrain Dopaminergic

Neuralstem Pipeline

One Technology, Two Neurogenic Platforms, Multiple Indications

Compound / Indication	Preclinical	Phase 1	Phase 1b	Phase 2	Phase 2b	Data
Small Molecule						
NSI-189 US Major Depression Disorder						P2 start 2Q15
NSI-189 US Cognitive Deficit in Schizoprenia						PIb start 2Q3Q15
Cell Therapy						
NSI-566 US Amyotrophic Lateral Sclerosis						1Q15 P2 results
NSI-566 US Chronic Spinal Cord Injury						P1b data 4Q15
NSI-566 China Ischemic Stroke						P1 data 1Q15
NSI-566 South Korea Acute Spinal Cord Injury						Awaiting IND approval
NSI-523.IGF Alzheimer's Disease						Efficacy in animal data

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Neurogenic Small Molecule Platform • Novel mechanisms of action: benefits for depression and cognition • Highly specific and potent effect in the hippocampus the well - known neurogenic region in the adult CNS • First in class: novel neurogenic compound • Key biological activity: » Neurogenesis in the human hippocampus » Increase in synaptic connections • Initially funded by U.S. DOD and NIH grants 6 First - in - class Neurogenic Small Molecule Drug, Reversing Hippocampal Atrophy

NSI-189 MDD Phase Ib

NSI-189 for the treatment of Major Depressive Disorder

- Only 1/3 of MDD patients achieve full remission with available antidepressants
- All current FDA-approved antidepressants affect the monoamine systems
- Positive Phase Ib randomized, double-blind, placebo-controlled, dose-escalation; 28 day dosing, 8 week follow-up
- Clinically meaningful and statistically significant reduction in depressive and cognitive symptoms
- Phase II Commencement 2Q15: 150 patients, 20 centers, 90 day dosing
  - PI: Maurizio Fava, M.D., Slater Family Professor of Psychiatry at Harvard Medical School, Massachusetts General Hospital

JA. Bilello, et al. *Biomarker Profiling of NSI-189 Phosphate*, 2014
Nierenberg et al, 2008
*Thase et al. *The British Journal of Psychiatry* 199: 501-507. 2011).

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• SDQ combined treatment group showed statistically significant improvement (p=0.02) • Clinically meaningful reduction in depressive & cognitive symptoms (40mg, 80mg) • R apid onset of action and persistent efficacy over the non - dosing 8 - week follow - up period • Effect size (d - value) measures overall effect of the treatment; a value above .80 is considered to be a large effect p=0.02 d=0.90 Study Day -20 0 20 40 60 80 100 Symptoms of Depression Questionnaire 2.0 2.2 2.4 2.6 2.8 3.0 3.2 3.4 3.6 3.8 Placebo NS-189 NS-189 1x per day NS-189 2x per day NS-189 3x per day p=0.03 d=1.10 Day 84 Day 28 Symptoms of Depression Questionnaire (SDQ) p=0.09 d=0.95 Study Day 0 20 40 60 80 100 Montgomery and Asberg Depression Rating Scale 5 10 15 20 25 30 Placebo NS-189 NS-189 1x per day NS-189 2x per day NS-189 3x per day p=0.19 d=0.84 Montgomery - Asberg Depression Rating Scale (MADRS) Day 28 Day 84 NSI - 189 MDD Phase Ib 8

p=0.01 d=0.94 Study Day -20 0 20 40 60 80 100 Cognitive and Physical Functioning Questionnaire 2.0 2.5 3.0 3.5 4.0 4.5 5.0 Placebo NS-189 NS-189 1x per day NS-189 2x per day NS-189 3x per day p<0.01 d=1.20 • S ignificant effect size in cognitive function improvement; improvement persisted over 8 - week follow up period • CPFQ assessment scale of cognitive and functioning deficits is specifically designed for depressed patients • NSI - 189 CPFQ was significantly better than the placebo group (p=0.01) at Day 28 ; Large effect size of 0.94 Cognitive and Physical Functioning Questionnaire (CPFQ) Day 28 Day 84 NSI - 189 MDD Phase Ib All: A Phase 1B, Randomized, Double - Blind, Placebo - Controlled, Multiple - Dose Escalation Study Evaluating the Effects of NSI - 189 Phosp hate, a Neurogenic Compound, in Patients with Major Depressive Disorder (MDD) , presented June 2014, by Maurizio Fava, M.D., Karl Johe , Ph.D., Lev G. Gertsik , MD, Larry Ereshefsky , PharmD , Bettina Hoeppner , Ph.D., Martina Flynn, David Mischoulon , M.D., Ph.D., Gustavo Kinrys , M.D., and Marlene Freeman, M.D 9

NSI-189 MDD Phase Ib Neurogenic MOA

Quantitative EEG (qEEG) measurements, electrophysical biomarker:

- Significantly increased brain wave patterns in the hippocampal region of the brain

Electrophysiological changes are consistent with the neurogenic hypothesis of the drug mechanism, which involves long-term structural changes in the hippocampus

EEG Analysis: Day 28 showed statistical significance

- electrical wave patterns, namely the left posterior temporal lobe and parietal region ($p<0.02$)

Figure 2. High-frequency alpha at Day 28


NSI-189
Placebo
Pre-dose
Post-dose

Topographs of average amplitude at 10-12 Hz showing increased high-frequency (HF) alpha in patients receiving NSI-189 at Day 28. Differences scores comparing conditions show most significant differences between total subjects receiving NSI-189 (left) vs. Placebo (right) in the left posterior temporal and parietal regions.

High-frequency alpha at Day 28: 10-12 Hz

A Phase 1B, Randomized, Double-Blind, Placebo-Controlled, Multiple-Dose Escalation Study Evaluating the Effects of NSI-189 Phosphate, a Neurogenic Compound, in Patients with Major Depressive Disorder (MDD), presented June 2014, by Maurizio Fava, M.D., Karl Johe, Ph.D., Lev G. Gertsik, MD, Larry Ereshefsky, PharmD, Bettina Hoeppner, Ph.D., Martina Flynn, David Mischoulon, M.D., Ph.D., Gustavo Kinrys, M.D., and Marlene Freeman, M.D.

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NSI - 189 Pipeline Expansion • Phase Ib to commence 2Q/3Q15 • Hippocampal atrophy well documented in this patient population • Psychotic episodes are distinct from cognitive deficit • Cognitive symptoms often make it hard to lead a normal life and can cause great emotional distress • High unmet patient population; limited therapies available • 3.5 million (1%) of Americans are currently diagnosed 11 NSI - 189 for the treatment of cognitive deficit in schizophrenia The National of Mental Health (NIMH)

NSI - 566 Cell Therapy Human Proof of Activity, Safety, and Signs of Efficacy Successful , safe injection of neural stem cells • 30 patients, 36 surgeries • Lumbar and/or cervical regions of spinal cords – No toxicity related to cells – Definitive evidence of long - term cell survival via DNA fingerprinting – Neuralstem’s proprietary spinal platform and floating cannula • D irect delivery into the gray matter of the spinal cord Amyotrophic Lateral Sclerosis Spinal Cord Injury Ischemic Stroke 12

NSI - 566 Lead Program: Amyotrophic Lateral Sclerosis • Phase II ALS Data expected 1Q15 • NIH and ALAS grants covered a majority of Phase II trial costs • NSI - 566 FDA Orphan Designation • Unmet Medical Need: – No existing effective therapy – Est. 30,000 Americans have disease at any given time (ALSA) – Est. 5,600+ people diagnosed each year in the U.S . (ALSA) • Progressive neurodegenerative disease leads to complete paralysis, and eventually death 2 - 4 years from diagnosis on average. 13 Cells Nurturing, Supporting and Rescuing Remaining Neurons

NSI - 566/ALS Phase I Long Term ALSFRS - R Data 14 Phase Ia Patient Follow - up: 1200 day efficacy data • Patients 10, 11, 12, received ten lumbar and five cervical injections of 100,000 cells each • ALSFRS - R data shows patient #11 with functional improvement from pre - treatment baseline • Patients #10 and #12 are maintaining the same level of functionality compared to baseline • Safe and well tolerated; Average hospital stay 3 - 4 days

NSI - 566/ALS Phase I Long Term Data – NSI - 566 cells are safe and well tolerated – Lumbar surgeries can be safely and routinely preformed – Long term cell survival and differentiation – Proof of “Activity” - Cells provide neurotrophic support; acting as “ nurse”cells – Long term (1200 day) therapeutic benefit – More cells and healthier patients did better 15 Annals Of Clinical And Translational Neurology, Glass et.al

NSI - 566 ALS Phase I/II Clinical Trial - Safe and routine cervical surgery - Maximum tolerated dose: 400,000 cells per injection, 20 injections for each lumbar and cervical surgery - Proof of “activity” from cells providing neurotrophic support - Investigating the ALSFRS - R and subset muscle groups correlated to injection sites - Identify most likely responders - A refined patient profile to increase confidence in providing meaningful benefit in the next trial 16 What we want to learn from our recently concluded Phase II trial.

Neuralstem Overview 17 Expansion NSI - 189 neurogenic small molecule platform Phase Ib cognitive deficit in schizophrenia commence 2Q/3Q15 Phase II MDD commence in 2Q15 Phase Ib data; Dr. Maurizio Fava 1Q/2Q15 NSI - 566 cell therapy platform Phase II ALS data 1Q15 Phase IIb ALS expected commencement 2Q/3Q Phase Ib cSCI currently enrolling, data 4Q15 Phase I/II ischemic stroke conclude 1Q15 Strong balance sheet Retains 100% commercial rights